**Certain information, marked by brackets as [*CONFIDENTIAL*], has been excluded from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.**

Exhibit 10.3
AMENDMENT to
SECOND AMENDED AND RESTATED SUPPLY AND OFFTAKE
AGREEMENT
THIS AMENDMENT to SECOND AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of September 19, 2019 is made between J. Aron & Company LLC, a limited liability company organized under the laws of New York (“Aron”) located at 200 West Street, New York, New York 10282-2198, and Alon Refining Krotz Springs, Inc. (the “Company”), a Delaware corporation located at 7102 Commerce Way, Brentwood, Tennessee 370273 (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and the Company are parties to the Second Amended and Restated Supply and Offtake Agreement dated as of February 1, 2015 as from time to time amended, modified, supplemented and/or restated (the “S&O Agreement”); and
Aron and the Company have entered into certain additional transactions under the S&O Agreement setting the Step-Out Price for certain Baseline Volumes and wish to amend certain terms and conditions of the S&O Agreement and the Fee Letter to confirm certain terms and conditions of such additional transactions and, accordingly, agree as follows:
SECTION 1.Definitions; Interpretation
Section 1.1    Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.
Section 1.2    Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.    Amendments and Agreements
Section 2.1    Amendments to S&O Agreement as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement is amended by replacing the Schedule B attached to the S&O Agreement with the Schedule B attached hereto.
Section 2.2    Amendment to the Fee Letter. Concurrently with the effectiveness of this Amendment, the Parties are executing an amendment to the Fee Letter.
Section 2.3    Payment of September 2019 Adjustment Fee. Aron agrees to pay to the Company the September 2019 Adjustment Fee (as defined in the Fee Letter) on the September 2019 Amendment Date (as defined in the Fee Letter).

Section 2.4    References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.
SECTION 3.    Representations and Warranties
To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the S&O Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the S&O Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.
SECTION 4.    Miscellaneous
Section 4.1    S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
Section 4.2    No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 4.3    Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.
Section 4.4    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.5    Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
Section 4.6    Effectiveness; Counterparts. This Amendment shall be effective as of the date provided for above. No Party shall be bound until each Party has executed a counterparty hereof. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 4.7    Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.
[Remainder of Page Intentionally Left Blank]

TN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the S&O Agreement as of the date first above written.
J. ARON & COMPANY LLC

By:
Name:
Title:

ALON REFINING KLOTZ SPRINGS, INC.

By: /s/ Stephen Sundstrum
Name: Stephen Sundstrum
Title: VP

By: /s/ Jaime Urquidi
Name: Jaime Urquidi
Title: VP

Schedule B
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*]and (ii) $[*CONFIDENTIAL*]

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-1

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]
SUPPLE-MENTAL MATERIAL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-2

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of : (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

Trading Day: Any Business Day for which the relevant price is published.

Schedule B-3

Applicable Step-Out Pricing Dates for Baseline Volume: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be May 26, 27, 28 of 2021
Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $[*CONFIDENTIAL*]/ gallon) times [*CONFIDENTIAL*]

(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $[*CONFIDENTIAL*]/ gallon) times [*CONFIDENTIAL*]

(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $[*CONFIDENTIAL*]/ gallon) times [*CONFIDENTIAL*]

(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $[*CONFIDENTIAL*]/ gallon) times [*CONFIDENTIAL*]

(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $[*CONFIDENTIAL*]/ gallon) times [*CONFIDENTIAL*]

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-4

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times [*CONFIDENTIAL*]

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times [*CONFIDENTIAL*]

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times [*CONFIDENTIAL*]

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times [*CONFIDENTIAL*]

(The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation) times [*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-5

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
[*CONFIDENTIAL*]* Nymex RBOB * 42 + [*CONFIDENTIAL*] * USGC ULSD * 42 - $[*CONFIDENTIAL*]/ barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

[*CONFIDENTIAL*] * Nymex RBOB * 42 + [*CONFIDENTIAL*] * USGC ULSD * 42 - $[*CONFIDENTIAL*]/ barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

[*CONFIDENTIAL*] * Nymex RBOB * 42 + [*CONFIDENTIAL*]* USGC ULSD * 42 - $[*CONFIDENTIAL*]/ barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

[*CONFIDENTIAL*] * Nymex RBOB * 42 + [*CONFIDENTIAL*]* USGC ULSD * 42 - $[*CONFIDENTIAL*]/ barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

[*CONFIDENTIAL*]* Nymex RBOB * 42 + [*CONFIDENTIAL*]* USGC ULSD * 42 - $[*CONFIDENTIAL*]/ barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation"

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)
Arithmetic average of the closing settlement prices for each calendar day in the relevant Production Week. For each calendar day that is not a Trading Day (i.e. weekends and holidays), the closing settlement price shall be deemed to be the closing settlement price for the immediately preceding Trading Day.
				Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-6

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract plus $[*CONFIDENTIAL*] / barrel	Applicable Grade Differential and Roll Component from the Procurement Contract plus the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract plus $[*CONFIDENTIAL*] / barrel

SUPPLE-MENTAL MATERIAL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Not applicable	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	[*CONFIDENTIAL*]	Not applicable	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $[*CONFIDENTIAL*] / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $[*CONFIDENTIAL*]/ barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $[*CONFIDENTIAL*]/ barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $[*CONFIDENTIAL*]/ barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $[*CONFIDENTIAL*]/ barrel

Schedule B-7

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus $[*CONFIDENTIAL*] / barrel

For the period up to, and including December 31, 2016:
The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston " and subheading "($/barrel)" for the No.6 3% quotation minus $[*CONFIDENTIAL*] / barrel
For the period commencing January 1, 2017:
The sum of (i.) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation (ii.) minus $[*CONFIDENTIAL*]/ barrel

For the period up to, and including December 31, 2016:
The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston " and subheading "($/barrel)" for the No.6 3% quotation minus $[*CONFIDENTIAL*] / barrel
For the period commencing January 1, 2017:
The sum of (i.) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation (ii.) minus $[*CONFIDENTIAL*]/ barrel

For the period up to, and including December 31, 2016:
The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston " and subheading "($/barrel)" for the No.6 3% quotation minus $[*CONFIDENTIAL*] / barrel
For the period commencing January 1, 2017:
The sum of (i.) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation (ii.) minus $[*CONFIDENTIAL*]/ barrel

The average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston " and subheading "($/barrel)" for the USGC HSFO quotation minus $[*CONFIDENTIAL*] / barrel

Schedule B-8

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus $[*CONFIDENTIAL*] / gallon) times 42

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus $[*CONFIDENTIAL*] / gallon) times 42

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus $[*CONFIDENTIAL*] / gallon) times 42

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus $[*CONFIDENTIAL*] / gallon) times 42

(The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation minus $[*CONFIDENTIAL*] / gallon) times 42

Trading Day: Any day for which the relevant price is published.
Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume. If for such month Aron does not enter any Crude Oil Procurement Contracts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B.
Applicable Step-Out Pricing Dates for Volume in excess of Baseline Volume: In the event of a Termination Date of:
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be May 26, 27, 28 of 2021

27255835.2

Schedule B-9